UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        December 30, 2005
                                                 -------------------------------


                                   POINT.360
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


         0-21917                                  95-4272619
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   (Commission File Number)           (IRS Employer Identification No.)


  2777 North Ontario Street, Burbank, California           91504
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   (Address of principal executive offices)              (Zip Code)


                                 (818) 565-1400
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              (Registrant's telephone number, including area code)


          ----------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

   On December 30, 2005, Haig S. Bagerdjian vested in full options to purchase 60,000 and 75,000 shares of common stock of Point.360 (the "Company") with exercise prices of $3.94 and $2.38 per share, respectively, that were granted to him under the Company's 1996 Stock Incentive Plan (the "1996 Plan") on September 24, 2003 and October 12, 2004, respectively. Mr. Bagerdjian agreed that he would only sell, pledge or dispose of shares acquired pursuant to the respective stock option agreements subject to the following limitations:

   September 24, 2003 grant: none before the third anniversary of the grant, no more than 50% after the third anniversary of the grant, and 100% after the fourth anniversary of the grant.

   October 12, 2004: none before the second anniversary of the grant, no more than 33-1/3% after the second anniversary of the grant, 66-2/3% after the third anniversary of the grant, and 100% after the fourth anniversary of the grant.

   On December 30, 2005, G. Samuel Oki vested in full options to purchase 10,000 shares of the Company's common stock with an exercise price of $4.63 that were granted to him under the Company's 2000 Nonqualified Stock Option Plan (the "2000 Plan") on February 24, 2004. Mr. Oki agreed that he would only sell, pledge or dispose of shares acquired pursuant to the stock option agreement subject to the following limitations: none before the second anniversary of the grant, no more than 50% after the second anniversary of the grant, and 100% after the third anniversary of the grant.

   On December 30, 2005, Alan R. Steel vested in full options to purchase 10,000 and 15,000 shares of common stock of Point.360 (the "Company") with exercise prices of $2.62 and $2.38 per share, respectively, that were granted to him under the 1996 Plan on July 30, 2003 and October 12, 2004, respectively. Mr. Steel agreed that he would only sell, pledge or dispose of shares acquired pursuant to the respective stock option agreements subject to the following limitations:

   July 30, 2003 grant: none before the third anniversary of the grant, no more than 50% after the third anniversary of the grant, and 100% after the fourth anniversary of the grant.

   October 12, 2004: none before the second anniversary of the grant, no more than 33-1/3% after the second anniversary of the grant, 66-2/3% after the third anniversary of the grant, and 100% after the fourth anniversary of the grant.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  10.1  Vesting and lock-up agreement with Haig S. Bagerdjian

  10.2  Vesting and lock-up agreement with G. Samuel Oki

  10.3  Vesting and lock-up agreement with Alan R. Steel



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           Point.360
                                              ----------------------------------
                                                         (Registrant)



        Date: January 5, 2006                 By: /s/ Alan R. Steel
                                              ----------------------------------
                                                  Alan R. Steel
                                                  Executive Vice President,
                                                  Finance and Administration,
                                                  Chief Financial Officer